TEMPLETON DRAGON FUND, INC.


Annual report
March 31, 1998


[LOGO] FRANKLIN TEMPLETON

PAGE


                               TECHNOLOGY UPDATE:
                               FRANKLIN TEMPLETON
                          COMBATS THE YEAR 2000 PROBLEM

                             By Charles B. Johnson,
                      President of Franklin Resources, Inc.


As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998," for example -- but didn't take into account that the year 2000, or "00," could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help our computer systems, which service the funds and their shareholders, be Year 2000 Compliant. As changes reach completion, we plan to conduct comprehensive tests to verify their effectiveness. We will also seek reasonable assurances from all of our major software or data-services suppliers that they will be Year 2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund managers appreciate the impact it potentially could have on companies. That's why Franklin Templeton managers are aware of this issue when managing fund portfolios.


[PHOTO OF J. MARK MOBIUS APPEARS HERE]

J. MARK MOBIUS, PH.D.
President
Templeton Dragon Fund, Inc.


Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE


SHAREHOLDER LETTER


Your Fund's Objective: The Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.


Dear Shareholder:

This fourth annual report of the Templeton Dragon Fund covers the one-year period ended March 31, 1998. During the first half of the reporting period, share prices in Hong Kong and China moved higher, but during the second half, the Asian currency crisis took its toll on China's equity markets, and many stock prices on its exchanges suffered substantial declines. Hong Kong was especially hard hit, and its government raised overnight interbank interest rates above 20% in October, before easing them back down to approximately 7% in December. These higher rates helped the authorities maintain the Hong Kong dollar's peg to the U.S. dollar, but also damaged many of Hong Kong's key industries as property values dropped dramatically and corporations paid sharply higher interest expenses. Because




You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 9 of this report.


CONTENTS

Shareholder Letter .........    1

Performance Summary ........    6

Financial Highlights &
Statement of Investments ...    8

Financial Statements .......   15

Notes to Financial
Statements .................   18

Independent
Auditor's Report ...........   21

Tax Designation ............   25



[GRAPH]  PYRAMID

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/98


This chart shows, in pie format, the geographic distribution of total net assets for the Templeton Dragon Fund, Inc., as of March 31, 1998.

[PIE CHART]

Hong Kong Shares                             73.9%
China B-Shares                               12.0%
Other Shares                                  5.7%
Short-Term Investments & Other Net Assets     8.4%

the Hong Kong dollar did not depreciate, the tourism industry suffered from reduced competitiveness versus other Southeast Asian countries, and some large retailers that depended on tourist dollars were forced to close.

Due to the lack of convertibility of mainland China's currency, its economy was not directly affected by currency speculation. However, the government's decision to maintain stable exchange rates had a negative effect on the export and tourism industries, similar to that experienced in Hong Kong. Between September 30, 1997, and March 31, 1998, the Shanghai and Shenzhen B-share markets dropped 29% and 27%, respectively. In contrast, the Shanghai and Shenzhen A-share markets rose 15% and 16%, respectively, during the same period.(1) One reason for the dichotomy between the performance of these shares is that A-share ownership is restricted to domestic residents who are less likely than foreign investors to sell their holdings during periods of market turbulence. Perhaps the best reason, however, for the lack of a collapse in A-share prices is that the currency's lack of convertibility helped protect the market from speculative attacks by foreign investors. However, the Chinese market is quite speculative and A-shares have exhibited high volatility despite their isolation from foreign influences.

Zhu Rongji, who has managed China's economic affairs since 1993, was elected Prime Minister at the National Peoples' Congress (NPC) in March 1998. He is respected by many as a tough economic pragmatist with a solid grasp of economic matters. One of his first acts





1. Source: Bloomberg. Market returns are measured in U.S. dollars and include reinvested dividends.


2

PAGE


was to have the NPC endorse measures to abolish 14 of nearly 50 government ministries and consolidate others. While this could help make the government more efficient, Zhu must also worry about the destabilizing effects of several million newly unemployed government workers.

Within this environment, the Fund posted a one-year cumulative total return of -11.82% in market-price terms, and -16.39% in net asset value terms, as discussed in the Performance Summary on page 6.

On March 31, 1998, 73.9% of the Fund's total net assets were invested in Hong Kong, with 12.0% invested in mainland China, 5.7% in other markets, and 8.4% in cash and other short-term assets. The Fund's largest single position remained HSBC Holdings Plc., the holding company for one of the world's largest banking companies. We also maintained significant positions in New World Development Co. Ltd. and Sun Hung Kai Properties Ltd., companies with large real estate holdings and commercial interests in Hong Kong and China.

Looking forward, China's government has announced plans to keep the annual economic growth rate near 8%, build the country's physical infrastructure, and spend up to US$1 trillion over the next few years to compensate for slowing exports. Other items on the agenda include creating home mortgage financing and solving the problems of ailing state-owned enterprises, which are saddled with huge debts, outmoded technology, excess workers and heavy social burdens.



TOP 10 HOLDINGS
3/31/98

This chart shows the top ten holdings of the Templeton Dragon Fund, Inc., including company name, industry and country, as of March 31, 1998, based on total net assets.

COMPANY,                             % OF TOTAL
INDUSTRY, COUNTRY                    NET ASSETS
-----------------                    ----------

HSBC Holdings Plc.,
Banking, Hong Kong                       17.4%

Cheung Kong Holdings Ltd.,
Multi-Industry, Hong Kong                 9.9%

New World Development Co. Ltd.,
Real Estate, Hong Kong                    7.4%

Sun Hung Kai Properties Ltd.,
Real Estate, Hong Kong                    5.2%

Hang Lung Development Co. Ltd.,
Real Estate, Hong Kong                    4.5%

Hongkong Electric Holdings Ltd.,
Utilities Electrical & Gas,
Hong Kong                                 4.1%

Dairy Farm International
Holdings Ltd.,
Merchandising, Hong Kong                  4.0%

Wheelock & Company Ltd.,
Multi-Industry, Hong Kong                 3.1%

Jardine Strategic Holdings Ltd.,
Multi-Industry, Hong Kong                 3.0%

Swire Pacific Ltd., A & B,
Multi-Industry, Hong Kong                 2.3%


                                                                               3

PAGE


In Hong Kong, authorities face a perplexing dilemma. Keeping their currency pegged to the U.S. dollar could invite speculative attacks by foreign investors. This could cause upward pressure on interest rates, falling property values, a weak banking sector, and stock price declines. On the other hand, floating the Hong Kong dollar could result in spiraling inflation and eventual recession. This is a difficult choice, but given the economy's underlying health, we believe keeping the currency pegged to the U.S. dollar would be the wise course.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. Investing in "China companies" is no exception and entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of the markets involved. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,056% in the last 15 years, but has suffered five declines of more than 20% during that time(2).

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.




(2). Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended March 31, 1998.


4


PAGE


Although China and Hong Kong face significant challenges for the years ahead, we are optimistic for the long-term prospects of these markets and the Fund. Thank you for investing in the Templeton Dragon Fund. We appreciate your confidence and look forward to any comments you may have.

Sincerely,




/s/ J. Mark Mobius
---------------------
J. Mark Mobius, Ph.D.
President
Templeton Dragon Fund, Inc.



On October 23, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund, from time to time, at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions.

In addition, the Fund's Board of Directors has adopted a non-fundamental policy permitting investments in Russian securities up to 5% of its total assets. Russia securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody.



                                                                               5

PAGE


PERFORMANCE SUMMARY


In market-price terms, Templeton Dragon Fund produced a -11.82% cumulative total return for the one-year period ended March 31, 1998. Based on the change in net asset value (in contrast to market price), the Fund delivered a -16.39% cumulative total return for the same period. Both total return figures assume reinvestment of dividends and capital gains, if any, in accordance with the dividend reinvestment and cash purchase plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $3.125 per share, from $14.50 on March 31, 1997, to $11.375 on March 31, 1998, while the net asset value decreased $4.67 per share, from $18.25 to $13.58.

Shareholders received per-share distributions of 34.5 cents ($0.345) in income dividends, 91.5 cents ($0.915) in long-term capital gains, and 19.5 cents ($0.195) in short-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.





Past performance is not predictive of future results.


6

PAGE


TEMPLETON DRAGON FUND
Periods ended 3/31/98

                                                                         SINCE
                                                                       INCEPTION
                                              1-YEAR       3-YEAR       (9/8/94)
                                              ------       ------       --------
Cumulative Total Return(1)
  Based on change in net asset value          -16.39%       18.02%       17.89%
  Based on change in market price             -11.82%       15.12%       -7.14%
Average Annual Total Return(2)
  Based on change in net asset value          -16.39%        5.67%        4.73%
  Based on change in market price             -11.82%        4.08%       -2.06%



1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment and cash purchase plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.


                                                                               7


PAGE

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                                                            YEAR ENDED MARCH 31,
                                                                --------------------------------------------
                                                                  1998        1997        1996       1995+
                                                                --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $18.25      $15.73      $13.97      $14.10
                                                                --------------------------------------------
Income from investment operations:
 Net investment income......................................         .37         .34         .37         .22
 Net realized and unrealized gain (loss)....................       (3.58)       2.82        1.92        (.22)
                                                                --------------------------------------------
Total from investment operations............................       (3.21)       3.16        2.29          --
                                                                --------------------------------------------
Underwriting expenses deducted from capital.................          --          --          --        (.04)
                                                                --------------------------------------------
Less distributions from:
 Net investment income......................................        (.35)       (.34)       (.47)       (.09)
 Net realized gains.........................................        (.70)       (.30)       (.06)         --
 In excess of net realized gains............................        (.41)         --          --          --
                                                                --------------------------------------------
Total distributions.........................................       (1.46)       (.64)       (.53)       (.09)
                                                                --------------------------------------------
Net asset value, end of year................................      $13.58      $18.25      $15.73      $13.97
                                                                ============================================
Total Return*
 Based on market value per share............................    (11.82)%       7.80%      21.11%    (19.34)%
 Based on net asset value per share.........................    (16.39)%      20.76%      16.89%     (0.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $733,533    $985,719    $849,510    $754,227
Ratios to average net assets:
 Expenses...................................................       1.53%       1.50%       1.52%       1.54%**
 Net investment income......................................       2.14%       1.93%       2.48%       2.99%**
Portfolio turnover rate.....................................      13.59%       8.73%       7.81%          --
Average commission rate paid ***............................      $.0014      $.0017      $.0018          --

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period September 8, 1994 (commencement of operations) to March 31,
1995.
                       See Notes to Financial Statements.
 8

PAGE

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31,1998

                                                                   COUNTRY         SHARES          VALUE
                                                                   -------------------------------------
 COMMON STOCKS 91.6%
 APPLIANCES & HOUSEHOLD DURABLES 1.4%
 Sanyo Universal Electric Public Co. Ltd.....................      Thailand           190,500    $     63,096
 Sanyo Universal Electric Public Co Ltd., fgn. ..............      Thailand           139,600          46,237
 Semi-Tech Co. Ltd...........................................      Hong Kong       30,851,418       3,304,812
*Semi-Tech Co. Ltd., wts.....................................      Hong Kong          710,407             917
*Shanghai Narcissus Electric Appliances Co. Ltd., B..........        China          3,774,700         415,217
*Shanghai Shangling Electric Appliance, B....................        China         12,189,410       2,901,080
*Shanghai Vacuum Electron Devices Co. Ltd., B................        China          6,878,701       1,251,924
 Shenzhen Huafa Electronics Co. Ltd., B......................        China            226,575          40,939
 Shenzhen Konka Electronic Group Co. Ltd., B.................        China          2,105,181       2,146,397
                                                                                                 ------------
                                                                                                   10,170,619
                                                                                                 ------------
 AUTOMOBILES .6%
 Cycle & Carriage Ltd. ......................................      Singapore           91,000         411,331
 Jardine International Motor Holdings Ltd. ..................      Hong Kong        5,887,000       3,703,925
 Oriental Holdings Bhd., fgn. ...............................      Malaysia            41,000          85,604
 Perusahaan Otomobil Nasional Bhd., fgn. ....................      Malaysia             2,000           3,489
                                                                                                 ------------
                                                                                                    4,204,349
                                                                                                 ------------
 BANKING 18.7%
 AMMB Holdings Bhd...........................................      Malaysia           100,000         114,835
 Bangkok Bank Public Co. Ltd.................................      Thailand           998,400       2,073,111
 Bank of Ayudhya Public Co. Ltd., fgn........................      Thailand           223,400         135,178
 HSBC Holdings Plc...........................................      Hong Kong        4,171,260     127,587,809
 Philippine Commercial International Bank Inc. ..............     Philippines         154,550         766,633
*Philippine National Bank....................................     Philippines         304,300         746,699
 Public Bank Bhd. ...........................................      Malaysia           358,000         174,082
 Siam Commercial Bank Ltd., loc..............................      Thailand           808,900       1,092,273
 Thai Farmers Bank Public Co. Ltd............................      Thailand         2,365,400       4,550,005
 Thai Military Bank Ltd., fgn. ..............................      Thailand           130,200          36,489
                                                                                                 ------------
                                                                                                  137,277,114
                                                                                                 ------------
 BEVERAGES & TOBACCO .2%
 Fraser and Neave Ltd., fgn..................................      Singapore          119,000         504,737
 Rothmans Industries Ltd. ...................................      Singapore            1,000           4,458
*Tsingtao Brewey Co., H......................................        China          3,078,000         715,047
                                                                                                 ------------
                                                                                                    1,224,242
                                                                                                 ------------
 BROADCASTING & PUBLISHING
 Times Publishing Ltd. ......................................      Singapore           74,000         147,542
                                                                                                 ------------
 BUILDING MATERIALS & COMPONENTS 1.6%
 Cement Industries of Malaysia Bhd. .........................      Malaysia           100,000          85,714
 China Southern Glass Co. Ltd., B............................        China         14,317,963       3,104,446
 K Wah International Holdings Ltd. ..........................      Hong Kong       15,334,004       2,077,966
 Sembawang Resources Ltd.....................................      Singapore          134,000         182,539
 Shanghai Yaohua Pilkington Glass, B.........................        China          8,056,475       1,490,448

                                                                               9

PAGE


TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                    COUNTRY         SHARES          VALUE
                                                                    -------------------------------------
 COMMON STOCKS (CONT.)
 BUILDING MATERIALS & COMPONENTS (CONT.)
 Siam Cement Public Co. Ltd. ................................      Thailand           355,300    $  4,109,712
 Tipco Asphalt Public Co. Ltd., fgn. ........................      Thailand           482,300         798,713
                                                                                                 ------------
                                                                                                   11,849,538
                                                                                                 ------------
 CHEMICALS 1.3%
 Shanghai Chlor-Alkali Chemical Co. Ltd., B..................        China         10,374,200       1,784,362
 Shanghai Petrochemical Co. Ltd., H..........................        China         42,214,000       6,374,351
*Shenzhen Petrochemical Shareholding Co. Ltd., B.............        China          3,498,372         740,463
 Singapore Petroleum Company, fgn. ..........................      Singapore           61,000          33,616
 Thai Petrochemical Industry Public Co. Ltd. ................      Thailand           667,800         197,788
 Thai Petrochemical Industry Public Co. Ltd., fgn. ..........      Thailand         1,877,300         556,016
                                                                                                 ------------
                                                                                                    9,686,596
                                                                                                 ------------
 CONSTRUCTION & HOUSING 1.9%
 Hopewell Holdings Ltd.......................................      Hong Kong       59,435,021      13,193,634
 Italian-Thai Development Public Co. LTD., fgn...............      Thailand           701,600         554,130
                                                                                                 ------------
                                                                                                   13,747,764
                                                                                                 ------------
 ELECTRICAL & ELECTRONICS 1.4%
 Acer Computer International Ltd. ...........................      Singapore            9,000           6,165
 Acma Ltd. ..................................................      Singapore           33,000          25,542
 GP Batteries International Ltd. ............................      Singapore          719,000       2,359,567
*GP Batteries International Ltd., wts. ......................      Singapore          224,000         263,529
 Great Wall Electronic International Ltd.....................      Hong Kong       21,287,366       1,043,997
 Hana Microelectronics Co. Ltd., fgn. .......................      Thailand            20,700          76,471
*Shanghai Automation Instrumentation Co., B..................        China          5,443,989         925,478
 Shinawatra Computer & Comm. Public Co. Ltd..................      Thailand           893,500       5,463,439
                                                                                                 ------------
                                                                                                   10,164,188
                                                                                                 ------------
 ENERGY SOURCES .8%
 Banpu Public Co. Ltd........................................      Thailand            56,200         329,325
*Inner Mongolia Yitai Coal Co. Ltd., B.......................        China          1,943,000         695,594
*Petron Corporation..........................................     Philippines         670,000         106,069
*Yanzhou Coal Mining Company Ltd. ...........................        China         13,800,000       4,808,797
                                                                                                 ------------
                                                                                                    5,939,785
                                                                                                 ------------
 FINANCIAL SERVICES 1.1%
 Hong Leong Finance Ltd. ....................................      Singapore           50,000          85,139
 Industrial Finance Corp. of Thailand........................      Thailand         2,790,100       1,581,649
 Industrial Finance Corp. of Thailand, fgn. .................      Thailand            16,400           9,610
 JCG Holdings Ltd............................................      Hong Kong        9,943,000       5,100,916
 Overseas Union Trust, fgn. .................................      Singapore            1,000           1,149
*Sun Hung Kai & Co. Ltd, wts. ...............................      Hong Kong        4,342,320         112,084
 Sun Hung Kai & Co. Ltd. ....................................      Hong Kong        9,816,600       1,152,912
 Thai Investments and Securities Ltd. .......................      Thailand            60,400          51,936
                                                                                                 ------------
                                                                                                    8,095,395
                                                                                                 ------------

 10

PAGE


TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                    COUNTRY         SHARES          VALUE
                                                                    -------------------------------------
  COMMON STOCKS (CONT.)
  FOOD & HOUSEHOLD PRODUCTS .8%
  Boustead Holdings Bhd., fgn. ...............................      Malaysia            70,000    $     71,154
  Charoen Pokphand Feedmill Public Co. Ltd....................      Thailand            13,900          20,186
  Golden Resources Development International Ltd. ............      Hong Kong       23,536,000       1,761,790
  RFM Corp. ..................................................     Philippines          13,000           2,230
  Saha Pathanapibul Public Co. Ltd., fgn. ....................      Thailand            65,000          77,834
  Serm Suk Public Co. Ltd. ...................................      Thailand            13,200         125,106
  Shanghai New Asia Group Co. Ltd., B.........................        China         10,584,160       2,878,892
  Tingyi (Cayman Islands) Holding Corp. ......................      Hong Kong        4,321,000         513,057
                                                                                                  ------------
                                                                                                     5,450,249
                                                                                                  ------------
  HEALTH & PERSONAL CARE .1%
 *Zhuhai Sez Lizhu Pharmaceutical Group Inc., B...............        China          1,970,454         508,616
                                                                                                  ------------
  INDUSTRIAL COMPONENTS .7%
  Kian Joo Can Factory Bhd. ..................................      Malaysia           236,000         424,670
  Leader Universal Holdings Bhd...............................      Malaysia           565,000         262,321
 *Shanghai Refrigerator Compressor Co. Ltd., B................        China          7,045,033       1,902,159
 *Shanghai Rubber Belt Co. Ltd., B............................        China          2,079,126         311,869
  Shanghai Tyre & Rubber Co. Ltd., B..........................        China          9,476,400       2,179,572
                                                                                                  ------------
                                                                                                     5,080,591
                                                                                                  ------------
  INSURANCE
  Bangkok Insurance Public Co. Ltd. BKI.......................      Thailand            18,500         136,688
                                                                                                 ------------
  LEISURE & TOURISM .9%
  CDL Hotel International Ltd. ...............................      Hong Kong          186,000          69,015
  Genting Berhad..............................................      Malaysia             7,000          24,038
  Hinds Hotels International Ltd. ............................      Singapore           27,000          23,238
  Hong Kong & Shanghai Hotels Ltd.............................      Hong Kong        3,566,000       2,922,460
  Overseas Union Enterprise Ltd. .............................      Singapore          216,000         516,260
  Republic Hotels & Resorts Ltd. .............................      Singapore           75,000          31,115
  Resorts World Bhd...........................................      Malaysia           196,000         433,462
 *Shanghai Jin Jiang Tower Co. Ltd., B........................        China         14,723,850       2,768,084
  Shangri-La Hotels (Malaysia) Bhd............................      Malaysia            52,000          20,429
  Shangri-La Hotels (Malaysia) Bhd., fgn......................      Malaysia            47,000          18,464
                                                                                                  ------------
                                                                                                     6,826,565
                                                                                                  ------------
  MACHINERY & ENGINEERING .7%
 *China Textile Machinery Co. Ltd., B.........................        China          2,588,300         238,124
  Dalian Refrigeration Co., Ltd. .............................      Hong Kong          150,000          52,270
  Guangzhou Shipyard International Co. Ltd., H................        China            622,000          81,881
 *Keppel Philippine Holdings Inc., B..........................     Philippines         188,000           6,945
  Northeast Electric Transmission & Transformation, H.........        China          8,934,000       1,187,618
 *Shanggong Co. Ltd., B.......................................        China          7,885,910         851,678
+*Shanghai Erfangji Textile Machinery Co. Ltd., B.............        China         23,675,734       2,083,465
 *Shanghai Steel Tube Co. Ltd., B.............................        China          5,705,300         604,762

                                                                              11

PAGE


TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                    COUNTRY         SHARES          VALUE
                                                                    -------------------------------------
 COMMON STOCKS (CONT.)
 MACHINERY & ENGINEERING (CONT.)
*Shanghai Zhenhua Port Machinery Co. Ltd., B.................        China            330,000    $    227,700
*Thai Engine Manufacturing Public Company Ltd. ..............      Thailand            31,000          71,083
                                                                                                 ------------
                                                                                                    5,405,526
                                                                                                 ------------
 MERCHANDISING 4.5%
 Dairy Farm International Holdings Ltd.......................      Hong Kong       24,226,709      29,072,051
 Fortei Holdings Ltd. .......................................      Hong Kong        3,978,000         243,866
 Hour Glass Ltd. ............................................      Singapore          227,000          88,551
 Joyce Boutique Holdings Ltd. ...............................      Hong Kong        6,081,000         211,901
*Joyce Boutique Holdings Ltd., rts...........................      Hong Kong        6,081,000          15,696
 Robinson & Co. Ltd..........................................      Singapore           23,000          69,498
*Siam Makro Public Company Ltd., fgn. .......................      Thailand         1,158,300       2,080,513
*Wo Kee Hong Holdings Ltd. ..................................      Hong Kong       34,802,000       1,235,181
                                                                                                 ------------
                                                                                                   33,017,257
                                                                                                 ------------
 METALS & MINING .5%
*Bengang Steel Plates Co. Ltd................................        China          9,500,000       1,998,503
 Maanshan Iron & Steel Co. Ltd., H...........................        China         12,692,000       1,294,049
 Malayawata Steel Bhd., fgn..................................      Malaysia           144,000          54,593
 Natsteel Ltd. ..............................................      Singapore          251,000         390,099
*Philex Mining Corp., B......................................     Philippines       3,372,000          85,412
                                                                                                 ------------
                                                                                                    3,822,656
                                                                                                 ------------
 MISC MATERIALS & COMMODITIES .1%
*Luoyang Glass Co. Ltd., H...................................        China          8,809,000         784,457
                                                                                                 ------------
 MULTI-INDUSTRY 21.1%
 Cheung Kong Holdings Ltd. ..................................      Hong Kong       10,223,000      72,566,240
 Jardine Matheson Holdings Ltd. .............................      Hong Kong        3,688,325      16,744,996
 Jardine Strategic Holdings Ltd. ............................      Hong Kong        8,123,625      22,258,733
 Lai Sun Garment International Ltd. .........................      Hong Kong        7,023,000       3,512,270
 Swire Pacific Ltd., A.......................................      Hong Kong        1,282,000       6,783,682
 Swire Pacific Ltd., B.......................................      Hong Kong       10,531,500      10,126,050
 WBL Corp. Ltd. .............................................      Singapore           49,000          54,613
 Wheelock and Company Ltd. ..................................      Hong Kong       21,928,000      22,781,823
                                                                                                 ------------
                                                                                                  154,828,407
                                                                                                 ------------
 REAL ESTATE 20.5%
 Hang Lung Development Co. Ltd. .............................      Hong Kong       22,584,000      32,790,419
 Lai Sun Development Co. Ltd. ...............................      Hong Kong       22,590,400       9,621,249
*Lai Sun Development Co. Ltd., wts. .........................      Hong Kong        2,909,000          16,519
 New World Development Co. Ltd...............................      Hong Kong       15,332,707      54,121,489
 Shanghai Jinqiao Export Processing Zone Development, B......        China          6,364,730       2,113,090
*Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co Ltd, B....        China         10,066,866       6,040,120
 Shanghai Wai Gaoqiao Free Trade Zone Dev. Co., B............        China          1,465,900         603,951
*Shenzhen Properties & Resources Development Ltd., B.........        China          3,361,180         581,286
 Shenzhen Vanke Co. Ltd., B..................................        China          6,920,114       4,483,433

 12

PAGE


TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                    COUNTRY         SHARES          VALUE
                                                                    -------------------------------------
 COMMON STOCKS (CONT.)
 REAL ESTATE (CONT.)
 Sun Hung Kai Properties Ltd. ................................      Hong Kong        5,611,000    $ 38,199,379
 Tian An China Investments Co. Ltd. ..........................      Hong Kong        8,675,000         492,624
 United Industrial Corporation Ltd., fgn......................      Singapore        1,163,000         507,687
 United Overseas Land Ltd. ...................................      Singapore          918,000         699,158
                                                                                                 ------------
                                                                                                  150,270,404
                                                                                                 ------------
 RECREATION & OTHER CONSUMER GOODS 2.4%
 KTP Holdings Ltd............................................      Hong Kong        1,599,750         148,655
*KTP Holdings Ltd., wts. ....................................      Hong Kong          384,350           3,472
*Phoenix Co. Ltd.............................................        China          6,366,830         764,020
*Shanghai Wingsung Co. Ltd., B...............................        China            264,500          47,081
*Shenzhen China Bicycles Co. Ltd., B.........................        China         13,322,500       2,304,009
 Tanjong Plc. ...............................................      Malaysia            61,000         149,148
 Yue Yuen Industrial (Holdings) Ltd. ........................      Hong Kong        7,236,000      14,101,622
                                                                                                 ------------
                                                                                                   17,518,007
                                                                                                 ------------
 TELECOMMUNICATIONS .8%
*Digital Telecommunications Philippines Inc. ................     Philippines         417,000          21,565
 Philippine Long Distance Telephone Co., ADR.................     Philippines          16,000         446,000
*Thai Telephone & Telecommunication Public Co. Ltd...........      Thailand         3,321,400         867,372
*Thai Telephone & Telecommunication Public Co. Ltd.,fgn. ....      Thailand        10,783,100       2,747,287
 Total Access Communication Public Co. Ltd. .................      Thailand         1,256,000       1,482,080
 United Communications Industry Public Co. Ltd., loc. .......      Thailand           417,400         350,935
                                                                                                 ------------
                                                                                                    5,915,239
                                                                                                 ------------
 TEXTILES & APPAREL 1.1%
 Goldlion Holdings Ltd. .....................................      Hong Kong       16,221,000       4,186,983
 Laws International Holdings Ltd.............................      Hong Kong       22,510,000       3,718,596
*Shanghai Kaikai Industrial Company Limited, B...............        China          1,200,000         321,600
 Tungtex (Holdings) Co. Ltd..................................      Hong Kong        1,130,000         107,920
                                                                                                 ------------
                                                                                                    8,335,099
                                                                                                ------------
 TRANSPORTATION 2.8%
 Chiwan Wharf Holdings Ltd., B...............................        China          9,001,800       2,393,261
 Cross Harbour Tunnel Co. Ltd. ..............................      Hong Kong        1,254,000       2,055,393
 Delgro Corp. ...............................................      Singapore          131,500         157,149
 Guangshen Railway Co. Ltd., ADR.............................        China            246,400       2,926,000
 Guangshen Railway Co. Ltd., H...............................        China          7,744,000       1,779,012
 Hai Sun Hup Group Ltd.......................................      Singapore           43,000          17,573
 Hai Sun Hup Group Ltd., fgn.................................      Singapore           99,000          40,458
 IMC Holdings Ltd. ..........................................      Hong Kong          384,000          88,215
 Malaysian Airline System Bhd. ..............................      Malaysia           596,000         704,066
 Neptune Orient Lines Ltd....................................      Singapore          437,000         208,353
 Orient Overseas International Ltd...........................      Hong Kong        2,599,000       1,073,371
 Osprey Maritime Ltd. .......................................      Singapore           10,000           5,418
*SBS Bus Service Ltd., fgn..................................      Singapore          136,000          66,947

                                                                              13

PAGE


TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                     COUNTRY         SHARES          VALUE
                                                                     -------------------------------------
  COMMON STOCKS (CONT.)
  TRANSPORTATION (CONT.)
+*Shanghai Dazhong Taxi Shareholding Co. Ltd., B............        China         12,499,600    $  8,849,717
  TIBS Holdings Ltd. .......................................      Singapore          190,500         111,469
                                                                                                ------------
                                                                                                  20,476,402
                                                                                                ------------
  UTILITIES ELECTRICAL & GAS 5.6%
  Guangdong Electric Power Development Co. Ltd., B..........        China            185,980         100,811
  Guangdong Electric Power Development Co. Ltd., B, 144A....        China          2,035,200       1,103,189
  Hong Kong Electric Holdings Ltd. .........................      Hong Kong        8,742,700      30,013,786
  Shandong Huaneng Power Development Co. Ltd., ADR..........        China            898,600       6,627,175
  Wing Shan International Ltd. .............................      Hong Kong       21,616,000       3,236,137
                                                                                                ------------
                                                                                                  41,081,098
                                                                                                ------------
  WHOLESALE & INTERNATIONAL TRADE
  Metro Holdings Ltd., fgn. ................................      Singapore           91,000         116,073
                                                                                                ------------
  TOTAL COMMON STOCKS (COST $677,682,089)...................                                     672,080,466
                                                                                                ------------
                                                                                  PRINCIPAL
                                                                                  AMOUNT**
                                                                                  --------
  SHORT TERM INVESTMENTS (COST $66,400,048) 9.1%
  U.S. Treasury Bills, 4.965% to 5.32%, with maturities to
    6/25/98.................................................    United States    $66,771,000      66,404,071
                                                                                                ------------
  TOTAL INVESTMENTS (COST $744,082,137) 100.7%..............                                     738,484,537
  OTHER ASSETS, LESS LIABILITIES (.7%)......................                                      (4,951,924)
                                                                                                ------------
  TOTAL NET ASSETS 100.0%...................................                                    $733,532,613
                                                                                                ============

*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at March 31, 1998, were $10,933,182.
                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

Assets:
 Investments in securities, at value (cost $744,082,137)....    $738,484,537
 Cash.......................................................          15,334
 Receivables:
  Investment securities sold................................          38,350
  Dividends and interest....................................       2,965,864
 Organization costs.........................................           5,288
                                                                ------------
      Total assets..........................................     741,509,373
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       6,969,471
  To affiliates.............................................         838,798
 Accrued expense............................................         168,491
                                                                ------------
      Total liabilities.....................................       7,976,760
                                                                ------------
Net assets, at value........................................    $733,532,613
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  1,841,207
 Net unrealized depreciation................................      (5,597,600)
 Accumulated net realized loss..............................     (22,005,953)
 Capital shares.............................................     759,294,959
                                                                ------------
Net assets, at value........................................    $733,532,613
                                                                ============
Net asset value per share ($733,532,613 divided by
  54,007,093 shares outstanding)............................          $13.58
                                                                ============

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

Investment Income:
 (net of foreign taxes of $4,480)
 Dividends..................................................    $27,516,175
 Interest...................................................      6,267,349
                                                                -----------
      Total investment income...............................                      $  33,783,524
Expenses:
 Management fees (Note 3)...................................     11,499,336
 Administrative fees (Note 3)...............................      1,379,920
 Transfer agent fees........................................         17,375
 Custodian fees.............................................        362,935
 Reports to shareholders....................................        401,550
 Registration and filing fees...............................         52,450
 Professional fees (Note 3).................................        231,637
 Directors' fees and expenses...............................         60,600
 Amortization of organization costs.........................          4,015
 Other......................................................         49,769
                                                                -----------
      Total expenses........................................                         14,059,587
                                                                                  -------------
            Net investment income...........................                         19,723,937
                                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     14,562,903
  Foreign currency transactions.............................       (849,598)
                                                                -----------
     Net realized gain......................................                         13,713,305
     Net unrealized depreciation on investments.............                       (207,043,045)
                                                                                  -------------
Net realized and unrealized loss............................                       (193,329,740)
                                                                                  -------------
Net decrease in net assets resulting from operations........                      $(173,605,803)
                                                                                  =============

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1998 AND 1997

                                                                    1998                1997
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  19,723,937       $ 18,092,946
  Net realized gain from investments and foreign currency
    transactions............................................       13,713,305         33,644,962
  Net unrealized appreciation (depreciation) on
   investments..............................................     (207,043,045)       118,765,665
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (173,605,803)       170,503,573
 Distributions to shareholders from:
  Net investment income.....................................      (18,632,447)       (18,362,411)
  Net realized gains........................................      (37,941,920)       (15,932,093)
  In excess of net realized gains...........................      (22,005,953)                --
                                                                --------------------------------
    Net increase (decrease) in net assets...................     (252,186,123)       136,209,069
Net assets:
 Beginning of year..........................................      985,718,736        849,509,667
                                                                --------------------------------
 End of year................................................    $ 733,532,613       $985,718,736
                                                                ================================
Undistributed net investment income included in net assets:
 End of year................................................    $   1,841,207       $    880,701
                                                                ================================

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 18

PAGE

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At March 31, 1998, there were 100 million shares authorized ($0.01 par value). During the years ended March 31, 1998 and 1997, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Capital Management, Inc. (NCM).

Included in professional fees are legal fees of $149,111 that were paid to a law firm in which a partner is an officer of the Fund.

                                                                              19

PAGE


TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

At March 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $745,232,714 was as follows:

Unrealized appreciation.....................................  $ 147,181,741
Unrealized depreciation.....................................   (153,929,918)
                                                              -------------
Net unrealized depreciation.................................  $  (6,748,177)
                                                              =============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales and losses realized on the sale of securities subsequent to October 31.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1998 aggregated $117,136,714 and $108,522,799, respectively.

 20

PAGE

TEMPLETON DRAGON FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON DRAGON FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Templeton Dragon Fund, Inc. as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years for the periods then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN LLP

New York, New York
April 24, 1998

                                                                              21

PAGE

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, September 23, 1997

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1997. The purpose of the meeting was to elect five Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1998, to consider the approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund, and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: John Wm. Galbraith, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin, and Fred R. Millsaps.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998. The proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund was rejected by shareholders. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors for the terms set forth below:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
                    TERM EXPIRING 2000:                          FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
John Wm. Galbraith..........................................  44,102,371        81.66%         2,813,257         5.21%
Betty P. Krahmer............................................  44,163,072        81.77%         2,752,556         5.10%
Gordon S. Macklin...........................................  44,114,735        81.68%         2,800,893         5.19%
Fred R. Millsaps............................................  43,995,350        81.46%         2,920,278         5.41%

TERM EXPIRING 1998:
--------------
Edith E. Holiday............................................  44,008,938        81.49%         2,906,690         5.38%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending March 31, 1998:

               % OF                      % OF                    % OF
            OUTSTANDING               OUTSTANDING             OUTSTANDING
   FOR        SHARES       AGAINST      SHARES      ABSTAIN     SHARES
-------------------------------------------------------------------------
44,956,284    83.24%      1,324,959      2.45%      634,385      1.18%

3. The approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund.

               % OF                       % OF                    % OF                       % OF
            OUTSTANDING                OUTSTANDING             OUTSTANDING     BROKER     OUTSTANDING
   FOR        SHARES       AGAINST       SHARES      ABSTAIN     SHARES      NON-VOTES      SHARES
-----------------------------------------------------------------------------------------------------
12,906,304    23.90%      14,443,892     26.74%      999,134      1.85%      18,566,298     34.38%

*Harris J. Ashton, Nicholas F. Brady, Martin J. Flanagan, S. Joseph Fortunato, Andrew H. Hines, Jr. and Charles B. Johnson are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 22

PAGE

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. --A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. --Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              23

PAGE

TEMPLETON DRAGON FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 10 a.m. Eastern Time any business day at 1-800-DIAL BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Fund's mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

 24

PAGE

TEMPLETON DRAGON FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended March 31, 1998:

         28% Rate Gain..............................  $ 7,531,770
         20% Rate Gain..............................   23,685,266
                                                      -----------
         Total......................................  $31,217,036
                                                      ===========

                                                                              25

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LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           05/98

PAGE


TEMPLETON DRAGON FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

TRANSFER AGENT
Chase Mellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTDF A98 5/98                                   [LOGO]Printed on recycled paper